Preferred Stock	12 Months Ended
Dec. 31, 2016
Class of Stock Disclosures [Abstract]
Preferred Stock
(22)	Preferred Stock

Series B Preferred Stock

Between September 26, 2012 and January 3, 2013, Mid Penn issued, via a private placement, 5,000 shares of its 7% Non-Cumulative Non-Voting Non-Convertible Perpetual Preferred Stock, Series B Preferred Stock, resulting in total gross proceeds of $5,000,000. On December 9, 2015, Mid Penn, using a portion of the proceeds from the offering of the Notes, redeemed all of its issued and outstanding shares of Series B Preferred Stock at a price equal to $1,024.67 per share, which is equal to $1,020 per share plus an amount equal to declared but unpaid dividends on December 9, 2015, for a total redemption price of $5,123,000.

Small Business Lending Fund Preferred Shares

On March 1, 2015, Mid Penn assumed all of the issued and outstanding shares of Phoenix with respect to 1,750 shares of Phoenix’s preferred stock issued to the Treasury in connection with the Small Business Lending Fund and issued 1,750 shares of SBLF Preferred Shares that had a $1,000 liquidation preference per share, to the Treasury. The SBLF Preferred Shares qualified as Tier 1 Capital and had terms and conditions identical to those shares of preferred stock issued by Phoenix to the Treasury. Mid Penn paid noncumulative dividends payable quarterly on January 1, April 1, July 1, and October 1. The dividend rate was 1.00% per annum for payment dates up to January 19, 2016.

On December 15, 2015, Mid Penn, using a portion of the proceeds from the offering of the Notes, redeemed all of the outstanding shares of its SBLF Preferred Shares, which were held by the Treasury for an aggregate redemption price of $1,754,000, including accrued but unpaid dividends.